Finance Assets, Net (Policy)	12 Months Ended
Dec. 31, 2011
Finance Assets, Net [Abstract]
Investments In Finance Leases

PMCC maintains an allowance for losses, which provides for estimated losses on its investments in finance leases. PMCC's portfolio consists of leveraged and direct finance leases to a diverse base of lessees participating in a wide variety of industries. Losses on such leases are recorded when probable and estimable. PMCC regularly performs a systematic assessment of each individual lease in its portfolio to determine potential credit or collection issues that might indicate impairment. Impairment takes into consideration both the probability of default and the likelihood of recovery if default were to occur. PMCC considers both quantitative and qualitative factors of each investment when performing its assessment of the allowance for losses.

Quantitative factors that indicate potential default are tied most directly to public debt ratings. PMCC monitors all publicly available information on its obligors, including financial statements and credit rating agency reports. Qualitative factors that indicate the likelihood of recovery if default were to occur include, but are not limited to, underlying collateral value, other forms of credit support, and legal/structural considerations impacting each lease. Using all available information, PMCC calculates potential losses for each lease in its portfolio based on its default and recovery assumption for each lease. The aggregate of these potential losses forms a range of potential losses which is used as a guideline to determine the adequacy of PMCC's allowance for losses.